UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2018

FULGENT GENETICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37894	81-2621304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4978 Santa Anita Avenue Temple City, California	91780
(Address of Principal Executive Offices)	Zip Code

(626) 350-0537

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

The Board of Directors (the “Board”) of Fulgent Genetics, Inc. (the “Company”) previously approved the amendment and restatement of the Fulgent Genetics, Inc. 2016 Omnibus Incentive Plan (the “2016 Plan”) for the sole purpose of increasing the number of shares of the Company’s common stock reserved for issuance thereunder by 2,000,000, subject to stockholder approval thereof. As disclosed in Item 5.07 of this Current Report on Form 8-K below, the Company’s stockholders approved the amendment and restatement of the 2016 Plan at the Company’s 2018 Annual Meeting of Stockholders (the “Annual Meeting”) held on May 18, 2018. A summary of the 2016 Plan, as so amended and restated, is included in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 13, 2018, which description is incorporated herein by reference, and a copy of the 2016 Plan, as so amended and restated, is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07Submission of Matters to a Vote of Security Holders.

On May 18, 2018, the Company held the Annual Meeting at its offices in El Monte, California. An aggregate of 17,877,168 shares of the Company’s common stock were outstanding as of April 3, 2018, the record date for the Annual Meeting, and entitled to vote at the Annual Meeting. Of these shares, 16,670,862 shares were present in person or by proxy at the Annual Meeting, constituting a quorum of 93%. The Company’s stockholders considered and voted on three proposals at the Annual Meeting, and cast their votes on each such proposal as set forth below.

Proposal 1: To elect four directors, each to serve a one-year term until the 2019 annual meeting of the Company’s stockholders and until his successor is duly elected and qualified or until his earlier resignation or removal. The results of the voting on Proposal 1 were as follows:

Directors	For	Withheld	Broker Non-Votes
Ming Hsieh	13,245,028	33,104	3,392,730
John Bolger	13,127,935	150,197	3,392,730
James J. Mulay (Mulé), I.Ph.D.	13,128,535	149,597	3,392,730
Yun Yen, M.D., Ph.D., F.A.C.P.	13,050,480	227,652	3,392,730

Proposal 2: To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The results of the voting on Proposal 2 were as follows:

For	Against	Abstain	Broker Non-Votes
16,535,359	66,506	68,997	—

Proposal 3: To approve an amendment and restatement of the 2016 Plan for the sole purpose of increasing the number of shares of the Company’s common stock reserved for issuance thereunder by 2,000,000. The results of the voting on Proposal 3 were as follows:

For	Against	Abstain	Broker Non-Votes
12,820,017	457,694	421	3,392,730

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description
10.1#	Amended and Restated Fulgent Genetics, Inc. 2016 Omnibus Incentive Plan.

___________________________

#Management contract or compensatory plan, contract or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2018	FULGENT GENETICS, INC.

	By:	/s/ Paul Kim
Name: Paul Kim
Title: Chief Financial Officer

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